UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-26192	41-1716250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M Eden Prairie, Minnesota		55344-3848
(Address of principal executive offices)		(Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 19, 2011, MakeMusic, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Garritan Corporation (“Garritan”), a privately held software musical instrument company, and the shareholders of Garritan. Pursuant to the Agreement, the Company will acquire all of the outstanding stock of Garritan for total consideration of $1.5 million. A portion of the purchase price equal to $125,000 is subject to an 18-month holdback and is payable in shares of the Company’s common stock, with a price per share equal to the average closing price of the Company’s common stock for the 20 trading days prior to the closing date. The closing of the acquisition is subject to customary conditions and is expected to occur prior to the end of calendar 2011.

In connection with the acquisition of Garritan, the Company will enter into an employment agreement with Gary Garritan, who will be joining the Company as its Director of Instrumental Sciences.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement, which is filed herewith as Exhibit 2.1 and incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The Company announced its entry into the Agreement in a press release dated December 20, 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

2.1	Stock Purchase Agreement, dated as of December 19, 2011, by and among MakeMusic, Inc., Garritan Corporation, and the shareholders of Garritan Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any exhibit or schedule to the Stock Purchase Agreement as follows:

Exhibit A Form of Sellers’ Release

Exhibit B Form of Employment and Non-Competition Agreement

Exhibit C Form of Contractor Agreement

Exhibit D Form of IT Agreement

Schedules Company Disclosure Schedule

99.1	Press Release dated December 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2011

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 19, 2011	0-26192

Exhibit No.	ITEM

2.1

Stock Purchase Agreement, dated as of December 19, 2011, by and among MakeMusic, Inc., Garritan Corporation, and the shareholders of Garritan Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any exhibit or schedule to the Stock Purchase Agreement as follows:

Exhibit A Form of Sellers’ Release

Exhibit B Form of Employment and Non-Competition Agreement

Exhibit C Form of Contractor Agreement

Exhibit D Form of IT Agreement

Schedules Company Disclosure Schedule

99.1	Press Release December 20, 2011